                                                                      EXHIBIT 21


SUBSIDIARIES OF FIRSTSERVICE CORPORATION

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                                                                    PERCENTAGE
                                                                      OWNED BY
                                                                    REGISTRANT     JURISDICTION OF
NAME OF SUBSIDIARY                                                         (1)       INCORPORATION
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
American Pool Enterprises, Inc. (2)                                     80.00%            Delaware
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BDP Business Data Services, Ltd.                                        86.00%             Ontario
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California Closet Company, Inc.                                         72.00%          California
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Certa ProPainters (U.S.) Ltd.                                           80.00%       Massachusetts
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Certa ProPainters Ltd.                                                  80.00%              Canada
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Cleanol Services Inc.                                                   90.00%             Ontario
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College Pro Painters (U.S.) Ltd.                                        80.00%            Maryland
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College Pro Painters Ltd.                                               80.00%             Ontario
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DDS Distribution Services (U.S.) Ltd.                                   89.00%            Delaware
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DDS Distribution Services, Ltd.                                         89.00%             Ontario
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DDS Harris Fulfillment Ltd.                                             89.00%            Delaware
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DDS Harris Limited                                                      89.00%            Delaware
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DDS Southwest Distribution Services Ltd. (3)                            89.00%            Delaware
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FirstService (U.S.A.), Inc.                                            100.00%            Delaware
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FirstService Continental Inc.                                          100.00%             Florida
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FirstService Delaware, LLC                                              85.90%            Delaware
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FirstService Delaware, LP                                               85.90%            Delaware
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FirstService Financial Inc.                                            100.00%        Pennsylvania
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FirstService GP, Inc.                                                  100.00%             Ontario
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FirstService Nova Scotia Corp.                                          85.90%         Nova Scotia
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Greenspace Services Ltd. (4)                                            90.00%             Ontario
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Intercon Security Inc. (5)                                              85.10%            Delaware
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Intercon Security Ltd.                                                  85.10%             Ontario
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Nutrilawn (U.S.) Inc.                                                   45.60%       Massachusetts
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Nutrilawn International Inc.                                            45.60%              Canada
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Paul W. Davis Systems, Inc.                                             80.00%             Florida
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Prime Management Group, Inc. (6)                                       100.00%             Florida
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Rossmar & Graham Community Association Management Company              100.00%             Arizona
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Stained Glass Overlay Inc.                                              80.00%          California
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Superior Pool, Spa and Leisure Ltd.                                     65.00%             Ontario
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The Continental Group, Inc.                                             80.10%             Florida
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The Continental Group, Ltd. (7)                                         80.02%             Florida
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The Franchise Company (U.S.) Inc.                                       80.00%            Delaware
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The Franchise Company, Inc.                                             80.00%             Ontario
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The Franchise Development Center Inc.                                   80.00%             Georgia
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The Wentworth Group, Inc. (8)                                           80.00%        Pennsylvania
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

NOTES
(1) The percentage of each subsidiary not owned by the Registrant is owned by operating management of each respective subsidiary.
(2)      American Pool Enterprises, Inc. has 17 subsidiaries.
(3)      DDS Southwest Distribution Services Ltd. has 8 subsidiaries.
(4)      Greenspace Services Ltd. has 2 subsidiaries.
(5)      Intercon Security Inc. has 3 subsidiaries.
(6)      Prime Management Group, Inc. has 4 subsidiaries.
(7)      The Continental Group, Ltd. has 3 subsidiaries.
(8)      The Wentworth Group, Inc. has 9 subsidiaries.